UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: January 4, 2012

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2012, General Moly, Inc. (the “Company”) issued a press release announcing that Robert I. Pennington, previously the Company’s Vice President of Engineering and Construction, has been appointed the Company’s Chief Operating Officer, effective January 1, 2012.  Mr. Pennington’s compensation arrangements and job responsibilities will not change from those previously disclosed.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release of General Moly, Inc. dated January 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: January 4, 2012	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer